LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

Seeking the highest total return, a combination of income and capital appreciation, consistent with reasonable risk

KEMPER TOTAL
RETURN FUND

                                       "... Overall, our balanced stock and bond
                                       allocation allowed us to post competitive
                                               returns while reducing risk. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
17
FINANCIAL STATEMENTS
20
FINANCIAL HIGHLIGHTS
22
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE
TERMS TO KNOW

 KEMPER TOTAL RETURN FUND TOTAL RETURNS*
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                   KEMPER TOTAL RETURN         KEMPER TOTAL RETURN        LIPPER BALANCED FUNDS
KEMPER TOTAL RETURN FUND CLASS A                      FUND CLASS B                FUND CLASS C              CATEGORY AVERAGE*
--------------------------------                   -------------------         -------------------        ---------------------
4.84                                                      4.42                         4.5                        5.47

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                         AS OF     AS OF
                                        4/30/00   10/31/99
 ..............................................................
    KEMPER TOTAL RETURN FUND CLASS A     $11.29     $11.35
 ..............................................................
    KEMPER TOTAL RETURN FUND CLASS B     $11.29     $11.34
 ..............................................................
    KEMPER TOTAL RETURN FUND CLASS C     $11.27     $11.32
 ..............................................................

 KEMPER TOTAL RETURN FUND
 LIPPER RANKINGS AS OF 4/30/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #197 of 461 funds     #213 of 461 funds     #214 of 461 funds
 ....................................................................................
    5-YEAR        #69 of 235 funds      #93 of 235 funds      #91 of 235 funds
 ....................................................................................
    10-YEAR       #14 of 62 funds             N/A                   N/A
 ....................................................................................
    15-YEAR       #12 of 32 funds             N/A                   N/A
 ....................................................................................
    20-YEAR        #8 of 28 funds             N/A                   N/A
 ....................................................................................

 DIVIDEND REVIEW

 DURING THE PERIOD, KEMPER TOTAL RETURN FUND PAID THE FOLLOWING DIVIDENDS PER
 SHARE:

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    INCOME DIVIDEND:             $0.1450               $0.0873               $0.0951
 ...............................................................................................
    SHORT-TERM CAPITAL
    GAIN:                        $0.0600               $0.0600               $0.0600
 ...............................................................................................
    LONG-TERM CAPITAL
    GAIN:                        $0.4000               $0.4000               $0.4000
 ...............................................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.

                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE
                           ESTIMATED. MORNINGSTAR HAS PLACED KEMPER TOTAL
                           RETURN FUND IN THE DOMESTIC HYBRID CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

BENCHMARK A point of comparison for gauging relative performance. A fund's benchmark may be the overall stock market, an index or a peer-group average. To use a given benchmark effectively, it's essential to consider any differences between the benchmark and the fund.

CONSUMER STAPLE Consumer staple companies produce nondurable goods or services that tend to be consumed or replaced within a relatively short period of time. Due to the steadier demand for consumer nondurables, stocks in this sector are often considered more defensive in nature than other stocks.

CYCLICAL STOCK Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly; in decelerating economies, they tend to decline quickly. Cyclical industries include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCK A stock in a company that is expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

PRICE-TO-EARNINGS RATIO (P/E) The P/E ratio indicates about how much investors are paying for a company's earning power. The higher the P/E, the more investors are paying and the more earnings growth they are expecting.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER,

As we enter summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.
  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation, and raised interest rates by half a percentage point (0.50%) accordingly on May 16. The Fed's move puts the benchmark federal funds rate at 6.5 percent, its highest level since February 1991, and the more symbolic discount rate at 6.0 percent.
  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show few signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats. Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.
  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.
  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.
  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.
  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.
  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.
  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.
  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.
  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.
  Happily, financial markets got some better news along that front in late May and early June. A range of economic data, from retail sales to mortgage applications to the all-important employment report, began to point to somewhat softer economic growth. If the Fed believes that the economy is finally slowing in response to its tightening, the end of the rate hikes could be in sight. Markets certainly were willing to believe, and they staged a strong relief rally in late May and early June. While we don't expect a quick end to market volatility, a slowdown in growth would be most welcome, and would make the outlook for both stocks and bonds better for the remainder of the year.

Sincerely,

Scudder Kemper Investments Economics Group
THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[LANGBAUM PHOTO]

LEAD PORTFOLIO MANAGER GARY A. LANGBAUM HAS BEEN A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. SINCE 1988. LANGBAUM IS A CHARTERED FINANCIAL ANALYST AND HAS MORE THAN 25 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT.

[MCCORMICK PHOTO]

PORTFOLIO MANAGER TRACY MCCORMICK IS A MANAGING DIRECTOR AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. MCCORMICK FOCUSES HER CONTRIBUTIONS ON THE EQUITY PORTION OF THE PORTFOLIO. PORTFOLIO MANAGER ROBERT CESSINE, A MANAGING DIRECTOR WITH THE FIRM, WITH NEARLY 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE, CONTRIBUTES TO THE MANAGEMENT OF THE BOND PORTION OF THE PORTFOLIO. HE IS ALSO A CHARTERED FINANCIAL ANALYST.
THE MANAGEMENT TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

      UNDER THE GUIDANCE OF LEAD PORTFOLIO MANAGER GARY LANGBAUM, KEMPER TOTAL RETURN FUND POSTED A SOLID RETURN FOR THE SEMIANNUAL PERIOD, NOVEMBER 1, 1999 - APRIL 30, 2000. BELOW, LANGBAUM DISCUSSES THE EVENTS THAT SHAPED THE MARKET, THE FUND'S BALANCED APPROACH AND HOW HE POSITIONED THE PORTFOLIO.

Q     BEFORE GOING INTO DETAIL ABOUT THE FUND, COULD YOU TELL US ABOUT THE
MARKET CLIMATE DURING THE SEMIANNUAL PERIOD?

A     In the past six months, we witnessed two very distinct periods. From
November 1999 through the very beginning of 2000, we saw technology issues drive robust market growth. The second half of the period was far different. After the market peaked in February, there was a sharp correction in growth and technology issues as investors began re-examining the high price-to-earnings multiples (P/E) (see Terms To Know, page 2) of many technology issues, and more specifically Internet-related stocks. The market has remained quite volatile since then.

Q     HOW DID KEMPER TOTAL RETURN FUND PERFORM IN THIS TYPE OF MARKET
ENVIRONMENT?

A     For the six months ending April 30, 2000, Kemper Total Return Fund gained
4.84 percent (Class A shares, unadjusted for any sales charges). The fund closely trailed its peers -- the average return for the Lipper Balanced Fund category was 5.47 percent -- lagging due to its higher equity exposure in a difficult market.

Q     HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A     During the semiannual period, the S&P 500 stock index (S&P 500) gained
7.18 percent, mostly on the strength of technology. By comparison, the Lehman Brothers Government/Corporate Bond index* rose 1.51 percent.

  When comparing fund returns with the all-equity S&P 500, it is important to keep in mind that Kemper Total Return Fund is a balanced fund. Balanced funds invest in both stocks and bonds. During the period, the fund generally held 65 percent of its assets in stocks. The remaining portion was invested in a core bond portfolio that included a mix of high-grade and high-yield corporate bonds, as well as U.S. Treasury and agency bonds. Based on the portion of fund assets that we did invest in the equity market, the fund remained competitive with its benchmark, the S&P 500.

* THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX IS AN UNMANAGED INDEX COMPRISING INTERMEDIATE- AND LONG-TERM GOVERNMENT AND INVESTMENT-GRADE CORPORATE DEBT SECURITIES. SOURCE IS LIPPER, INC.

Q     DID KEMPER TOTAL RETURN FUND'S BALANCED APPROACH HELP ITS PERFORMANCE?

A     Yes, the fund performed as it was designed to during a hostile market climate. Early in the period, stocks -- particularly technology stocks -- dramatically outperformed everything else. Our significant bond position, while appropriate for this balanced fund, limited gains. As the market shifted in March, the fund's bond position limited losses. Overall, our balanced stock and bond allocation allowed

PERFORMANCE UPDATE

us to post competitive returns while reducing downside risk.

  Remember, Kemper Total Return Fund seeks both capital growth and current income. To pursue these goals, we combine stocks and bonds in a single portfolio. In exchange for higher return potential, stocks have tended to be more volatile. Bonds, meanwhile, typically offer a lower level of return but also carry a lower degree of risk compared with stocks. Because the fund provides exposure to both stocks and bonds, your eggs aren't all in one basket. If stocks falter, bond returns may at least partially offset the losses, and that is what happened in March and April as technology stocks stumbled and volatility increased.

Q    BASED ON THE CHANGING MARKET ENVIRONMENT, DID YOU ADJUST THE FUND'S
POSITION IN STOCKS VERSUS BONDS?

A    No, we did not change our asset allocation mix. Although the equity market stumbled in March and April, we viewed this as a temporary event, not one that would prompt us to restructure the portfolio. So, despite the market's volatility, we maintain our optimistic outlook for stocks.

Q    DID RISING INTEREST RATES IMPACT THE BONDS IN THE PORTFOLIO?

A    Bond market returns for the six months were up modestly across the board.
Throughout the period, as interest rates rose, bonds struggled. This demonstrated the inverse relationship between bonds and interest rates. Typically, when interest rates rise, the prices of bonds fall.

  As the equity markets stumbled, investors gravitated to investments that provided more security. The fund's government bonds posted the best performance, up just under 2 percent, while high-grade and high-yield corporate bonds struggled with the equity market to break even. Despite the mixed performance, the bond portion of the portfolio did what it was supposed to -- it dampened volatility and mitigated losses as the stock market tumbled.

Q    DID THE RISING-RATE ENVIRONMENT AFFECT THE FUND'S STOCK HOLDINGS AS WELL?

A    The rising-interest-rate climate took a toll on many of the fund's financial stocks. The weakest area was banks, which suffered over investor concern that bank loan business would decline as rates rose. We had a below-average position in these types of interest-rate-sensitive stocks.

  Instead, we focused on stocks that are less sensitive to rate movements. These included brokerage and diversified financial firms such as Morgan Stanley Dean Witter and Merrill Lynch. These types of firms benefited from a strong initial public offering market.

Q    WHAT DETERMINES YOUR BUY AND SELL DISCIPLINE FOR STOCKS?

A    We understand that investors choose Kemper Total Return Fund for its quality-focused approach. Accordingly, within our stock allocation, we favor established, large-cap growth domestic companies with excellent fundamentals, strong earnings-growth potential and reasonable stock prices. We're currently not invested in small caps (under $1 billion in market capitalization) or mid-cap stocks (between $1 billion and $5 billion in market capitalization) and have virtually no foreign stock exposure, although we do have the ability to invest in any size company, as well as foreign companies. Generally, we begin to sell stocks when their prices reach our predetermined targets. A key objective of this discipline is to have logic, not emotion, drive the process. We also sell stocks when we see indications of potentially deteriorating fundamentals or signs of slowing earnings growth.

  We rely on independent and rigorous research to guide our stock selection. We use both fundamental and quantitative measures. Throughout, we actively leverage Scudder Kemper Investments' extensive research and analytical capabilities.

Q    WHERE DID YOU SEE THE BEST OPPORTUNITIES IN TECHNOLOGY?

A    Our best-performing sector was technology. Internet companies, up until
March and April, had been some of the most dynamic performers. We gained exposure to this subsector by investing in more established companies that provide goods and services that make the Internet work. Companies such as Oracle and Sun Microsystems gained with the Internet frenzy but carried less risk due to their diverse businesses, long-term track record and strong fundamentals. And while we may not be investing directly in the "dot-com" stocks, we do believe that the portfolio is well positioned to participate in this still-growing segment of technology.

  Another way we are participating is through investments in companies that are using the Internet to build their market share and increase profit potential. More and more companies are embracing the Internet business model. We're watching companies closely, placing a premium on companies that have the "first move" advantage when it comes to exploiting the opportunities of electronic commerce. Semiconductor equipment manufacturers and semiconductor companies also supported the fund's

PERFORMANCE UPDATE

performance. These firms produce the equipment needed to manufacture chips, as well as the chips themselves, that are the building blocks for cellular and wireless telecommunications, computers, calculators and a host of other goods. In this subsector of technology, Intel, Applied Materials and Teradyne were all huge winners. Semiconductor demand continues to grow on a global basis. Therefore, we are maintaining our overweighted position relative to the S&P 500 benchmark.

Q    DID THE TECHNOLOGY MARKET IMPACT OTHER SECTORS?

A    Yes. As companies are embracing technological advances, technology is impacting many areas. The fund's media stocks are a good example. Many of these large companies are indirectly involved in the Internet as they benefit from these companies buying advertising time on television and radio to gain market exposure and brand identity. These had been big winners for us over the last several years. However, they started to weaken as investors expressed concern about the ability of the "dot-com" stocks to continue their spending sprees or to continue to have access to the capital markets. Among the fund's disappointments here were Clear Channel, Omnicom and Infinity.

Q    ONE ISSUE THAT HAS BEEN RECEIVING QUITE A BIT OF THE MARKET'S ATTENTION
LATELY IS THE GOVERNMENT'S ANTITRUST LITIGATION AGAINST MICROSOFT. DOES THE FUND HOLD MICROSOFT? WAS THE FUND'S POSITION REDUCED OR INCREASED AS THE STOCK TUMBLED?

A    Microsoft is one of our top holdings and has been a disappointment. Its large drop had a seriously negative effect on fund performance. The litigation has created anxiety among investors, and we have seen that reflected in the volatility of the company's short-term stock price. We had hoped that the litigation would not be a major issue and looked forward to a resolution with the government. When that didn't come, the stock reacted adversely.

  However, our fundamental analysis of Microsoft's business prospects shows that the company and its technology-sector peers are well positioned to expand sales and earnings in the coming months. Given this outlook, we have not changed our holdings during the sell-off, content that we are well positioned in the stock.

Q    CAN YOU TELL US ABOUT SOME OF THE FUND'S OTHER NOTABLE SECTORS AND STOCKS?

A    Outside of technology, we feel there are three areas that have favorable opportunities ahead.

  Energy: Our energy sector contributed to returns. The big integrated oil companies have seen good performance as of late. But the real story has been in oil services, specifically drilling and exploration companies, which really helped the fund's performance. Our position in offshore driller Transocean has been quite positive. We see oil service stocks as being the main beneficiary of higher-than-usual oil prices as companies increase their budgets to search for oil. We anticipate that these higher oil prices will be maintained, making these companies attractive investments.

  Retail: We are also optimistic about retail companies. Home Depot outperformed the market for us, and we maintain notable positions in Wal-Mart and Target. Although the latter three underperformed during the period amid concerns of an economic slowdown, we think it is just a temporary situation. Looking ahead, we see demographics continuing to favor growth in the labor force, which would create more income and likely result in increased consumer discretionary spending. This would, of course, be positive for retail stocks.

  Health care: Health care is an area we continue to examine closely. Some of our holdings, such as Forest Labs, did well. But other issues, such as Baxter, were flat. With a lack of merger and acquisition activity going on in the large-cap pharmaceutical area, we failed to witness many big gains here. But we have started to see some movement as investors, concerned about technology valuations, make a defensive shift into large-cap pharmaceutical issues with consistent earnings. We still like the long-term outlook for this sector, and we are seeking out new opportunities in companies with acceptable valuations.

Q    WHAT IS YOUR OUTLOOK FOR 2000?

A    We don't believe the Federal Reserve Board will tighten interest rates so much that it will result in a recession. If rates continue to rise, though, it may hurt bonds and interest- rate-sensitive stocks. However, we believe the equity market is strong enough to withstand some level of increased interest rates. We are anticipating a slowdown in the overall growth of the U.S. economy, but to a steady rate. Reported profits should also continue to grow at an above-average pace. Taken together, these trends would create a positive environment for Kemper Total Return Fund.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON OF THE EQUITY PORTION OF
KEMPER TOTAL RETURN FUND

The equity portion of Kemper Total Return Fund can be reviewed according to the concentration of industry sectors that the fund invests in. The graphs below provide a look at how the composition of the equity portion of the portfolio has changed in the last six-months, by presenting the fund's sectors represented on April 30, 2000, and on October 31, 1999.
[BAR GRAPH]

                                                                KEMPER TOTAL RETURN FUND ON        KEMPER TOTAL RETURN FUND ON
                                                                          4/30/00                            10/31/99
                                                                ---------------------------        ---------------------------
TECHNOLOGY                                                                  28.1                               18.4
CONSUMER NONDURABLES                                                        15.9                               18.9
FINANCE                                                                     15.4                               15.8
COMMUNICATION SERVICES                                                      12.4                               18.6
HEALTH CARE                                                                 11.1                               12.5
CAPITAL GOODS                                                               10.8                                9.5
ENERGY                                                                       6.3                                5.5
TRANSPORTATION                                                                 0                                0.8

A COMPARISON WITH THE S&P 500 STOCK INDEX, THE BENCHMARK FOR THE EQUITY PORTION OF THE FUND

The equity portion of Kemper Total Return Fund can be compared to the S&P 500 stock index as a benchmark. The S&P 500 stock index is an unmanaged index generally representative of the U.S. stock market. The chart below shows the percentage of the common stocks in the portfolio that each sector of Kemper Total Return Fund represented on April 30, 2000, compared to the industry sectors of the S&P 500 stock index.
[BAR GRAPH]

                                                                KEMPER TOTAL RETURN FUND ON
                                                                          4/30/00                 S&P 500 STOCK INDEX ON 4/30/00
                                                                ---------------------------       ------------------------------
TECHNOLOGY                                                                  28.1                               33.5
CONSUMER NONDURABLES                                                        15.9                                 18
FINANCE                                                                     15.4                                 13
COMMUNICATION SERVICES                                                      12.4                                7.6
HEALTH CARE                                                                 11.1                                9.1
CAPITAL GOODS                                                               10.8                                8.2
ENERGY                                                                       6.3                                5.4
UTILITIES                                                                      0                                2.3
TRANSPORTATION                                                                 0                                0.6
BASIC INDUSTRIES                                                               0                                2.3

LARGEST HOLDINGS

LARGEST HOLDINGS
The fund's largest equity holdings*

Representing 17.7% percent of the fund's total portfolio on April 30, 2000

            HOLDINGS                                                          PERCENT
-------------------------------------------------------------------------------------
1.          GENERAL ELECTRIC              A broadly diversified company with    2.7%
                                          major business in power
                                          generators, appliances, lighting,
                                          plastics, medical systems,
                                          aircraft engines, financial
                                          services and broadcasting.
-------------------------------------------------------------------------------------
2.          CISCO SYSTEMS                 Large, comprehensive supplier of      2.7%
                                          routing software and related
                                          systems that direct the flow of
                                          data between local networks.
-------------------------------------------------------------------------------------
3.          INTEL                         Engaged in the design,                2.6%
                                          development, manufacture and sale
                                          of advanced microcomputer
                                          components.
-------------------------------------------------------------------------------------
4.          MICROSOFT                     Develops, markets and supports a      2.0%
                                          variety of microcomputer software,
                                          operating systems, language and
                                          application programs, related
                                          books and peripheral devices.
-------------------------------------------------------------------------------------
5.          WAL-MART                      Large, global retailer with           1.6%
                                          operations in the United States,
                                          Asia and Latin America. Wal-Mart
                                          operates Wal-Marts, Wal-Mart
                                          Supercenters and Sam's Clubs.
                                          Sells brand merchandise under the
                                          Popular Mechanics, Better Homes &
                                          Gardens and Sam's America Choice
                                          labels.
-------------------------------------------------------------------------------------
6.          EXXON MOBIL                   Engaged in the exploration,           1.3%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas and petroleum
                                          products.
-------------------------------------------------------------------------------------
7.          PEPSI                         One of the largest international      1.2%
                                          soft drink and snack food
                                          producers.
-------------------------------------------------------------------------------------
8.          ORACLE                        A leading global provider of          1.2%
                                          database management software.
-------------------------------------------------------------------------------------
9.          TANDY                         Operates company-owned or             1.2%
                                          franchised RadioShack stores.
                                          Tandy is one of the leading
                                          electronics retailers in the U.S.
                                          In addition, RadioShack repairs
                                          products and offers Internet and
                                          wireless phone plans.
-------------------------------------------------------------------------------------
10.         TARGET                        Retail merchandise seller             1.2%
                                          operating department and discount
                                          stores including Target, Mervyn's,
                                          Dayton, Hudson and Marshall
                                          Field's.
-------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TOTAL RETURN FUND
Portfolio of Investments at April 30, 2000
(UNAUDITED)

    REPURCHASE AGREEMENTS--1.5%                                                    PRINCIPAL AMOUNT       VALUE
                                       State Street Bank and Trust Company,
                                         5.68%, to be repurchased at $54,650,856
                                         on 5/1/2000
                                       (Cost $54,625,000)(b)                         $ 54,625,000     $   54,625,000
                                       ---------------------------------------------------------------------------------
    U. S. GOVERNMENT OBLIGATIONS--24.4%
                                       U.S. Treasury Bond, 5.250%, 02/15/2029          25,550,000         22,444,142
                                       U.S. Treasury Bond, 6.125%, 08/15/2029           9,200,000          9,221,528
                                       U.S. Treasury Bond, 6.500%, 02/15/2010          13,625,000         13,895,320
                                       U.S. Treasury Bond, 8.750%, 08/15/2020          14,000,000         17,900,260
                                       U.S. Treasury Bond, 9.125%, 05/15/2009          21,610,000         23,375,969
                                       U.S. Treasury Bond, 9.375%, 02/15/2006          95,000,000        107,216,050
                                       U.S. Treasury Bond, 10.375%, 11/15/2009         24,405,000         27,814,134
                                       U.S. Treasury Bond, 10.625%, 08/15/2015         90,000,000        127,209,600
                                       U.S. Treasury Bond, 10.75%, 05/15/2003          20,945,000         23,248,950
                                       U.S. Treasury Note, 5.500%, 05/31/2003          30,000,000         29,071,800
                                       U.S. Treasury Note, 5.500%, 08/31/2001           4,500,000          4,433,896
                                       U.S. Treasury Note, 6.000%, 08/15/2004           6,650,000          6,510,749
                                       U.S. Treasury Note, 6.000%, 08/15/2009          24,550,000         23,982,159
                                       U.S. Treasury Note, 6.500%, 10/15/2006          11,300,000         11,275,253
                                       U.S. Treasury Note, 6.625%, 04/30/2002          16,550,000         16,524,182
                                       U.S. Treasury Note, 6.625%, 05/15/2007         120,000,000        120,787,200
                                       U.S. Treasury Note, 7.500%, 02/15/2005         158,575,000        164,397,874
                                       U.S. Treasury Note, 7.750%, 02/15/2001          77,500,000         78,275,000
                                       U.S. Treasury Note, 8.750%, 08/15/2000          48,300,000         48,647,277
                                       ---------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT OBLIGATIONS
                                       (Cost $889,431,948)                                               876,231,343
                                       ---------------------------------------------------------------------------------
    CORPORATE BONDS--10.4%

    COMMUNICATIONS--2.0%
                                       Esprit Telecom Group, PLC, 11.500%,
                                         12/15/2007                                     2,370,000          2,109,300
                                       Intermedia Communications, 8.600%,
                                         06/01/2008                                    11,370,000         10,431,975
                                       McLeod USA, Inc., Step-up Coupon, 0% to
                                         03/01/2002, 10.500% to 03/01/2007***          11,700,000          9,301,500
                                       MetroNet Communications Corp., Step-up
                                         Coupon, 0% to 06/15/2003, 9.950% to
                                         06/15/2008***                                 14,700,000         11,686,500
                                       Nextel Communications, Inc 9.375%,
                                         11/15/2009                                     8,320,000          7,924,800
                                       Qwest Communications International,
                                         7.500%, 11/01/2008                             4,500,000          4,277,700
                                       Rogers Cantel Inc., 8.800%, 10/01/2007           7,900,000          7,781,500
                                       Vodafone Airtouch PLC, 6.250%, 02/15/2010       14,100,000         13,905,420
                                       WorldCom, Inc., 6.400%, 08/15/2005               5,050,000          4,796,136
                                       ---------------------------------------------------------------------------------
                                                                                                          72,214,831
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--.3%
                                       Del Webb Corp., 9.750%, 01/15/2008               7,370,000          6,080,250
                                       Nortek, Inc., 9.875%, 03/01/2004                 5,220,000          4,932,900
                                       ---------------------------------------------------------------------------------
                                                                                                          11,013,150

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE

    CONSUMER
    DISCRETIONARY--1.0%
                                       AFC Enterprises, 10.25%, 05/15/2007           $  2,840,000     $    2,783,200
                                       AMF Bowling, Inc., 10.875%, 05/15/2006***        3,500,000          1,190,000
                                       AMF Bowling, Inc., Step-up Coupon, 0% to
                                         03/15/2001, 12.250% to 03/15/2006                921,000            211,830
                                       Cinemark USA, Inc., Series 9.625%,
                                         08/01/2008                                     5,940,000          3,979,800
                                       Dillards, Inc., 6.170%, 08/01/2001**             9,000,000          8,656,380
                                       Dillards, Inc., 6.430%, 08/01/2004               2,000,000          1,785,080
                                       Park Place Entertainment, Inc., 9.375%,
                                         02/15/2007                                     9,050,000          8,959,500
                                       Royal Caribbean Cruises, Ltd., 8.250%,
                                         04/01/2005                                     4,250,000          4,068,015
                                       Target Corp., 7.500%, 02/15/2005                 3,250,000          3,264,235
                                       ---------------------------------------------------------------------------------
                                                                                                          34,898,040
------------------------------------------------------------------------------------------------------------------------

    DURABLES--.1%
                                       United Rentals, Inc., 9.25%, 01/15/2009          2,660,000          2,374,050
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--.3%
                                       Benton Oil & Gas Co., 11.625%, 05/01/2003          480,000            321,600
                                       Gulf Canada Resources, Inc 9.250%,
                                         01/15/2004                                     7,000,000          6,977,390
                                       Petroleum Geo-Services, 7.500%, 03/31/2007       2,356,000          2,230,872
                                       Pride International, Inc., 10.000%,
                                         06/01/2009                                       510,000            510,000
                                       Williams Gas Pipeline Cent 7.375%,
                                         11/15/2006                                     1,250,000          1,205,262
                                       ---------------------------------------------------------------------------------
                                                                                                          11,245,124
------------------------------------------------------------------------------------------------------------------------

    FINANCIALS--2.2%
                                       ABN AMRO, 8.250%, 08/01/20                       4,250,000          4,203,930
                                       Abbey National PLC Global Medium Term
                                         Note, 6.690%, 10/17/2005                       3,700,000          3,535,239
                                       Chase Manhattan Corp., 5.750%, 04/15/2004        3,000,000          2,811,840
                                       Den Danske Bank, 6.375%, 06/15/2008**            4,150,000          3,932,250
                                       Ford Motor Credit Co., 7.375%, 10/28/2009        8,800,000          8,527,200
                                       Ford Motor Credit Corp., 5.750%,
                                         02/23/2004                                     3,200,000          2,991,040
                                       General Electric Capital Corp., 8.750%,
                                         05/21/2007                                     6,050,000          6,477,432
                                       General Motors Acceptance Corp., 6.150%,
                                         04/05/2007                                     2,400,000          2,174,160
                                       General Motors Acceptance Corp., 7.750%,
                                         01/19/2010                                     1,800,000          1,777,626
                                       Goldman Sachs Group, Inc., 7.800%,
                                         01/28/2010                                     8,600,000          8,505,400
                                       Merrill Lynch & Co., Inc., 6.000%,
                                         02/17/2009                                     3,600,000          3,174,192
                                       PNC Funding Corp., 7.500%, 11/01/2009           13,300,000         12,826,520
                                       Province of Quebec, Canada, 8.625%,
                                         01/19/2005                                     8,250,000          8,599,965
                                       Repsol International Finance, 7.00%,
                                         08/01/2005                                     5,000,000          4,716,300
                                       Scotland International, 8.800%, 01/27/2004       1,350,000          1,397,250
                                       Svenska Handelsbanken, 7.125%,
                                         03/29/2049**                                   5,675,000          5,241,940
                                       Wells Fargo & Co., 6.875%, 04/01/2006            5,000,000          4,737,750
                                       ---------------------------------------------------------------------------------
                                                                                                          85,630,034
------------------------------------------------------------------------------------------------------------------------

    HEALTH--.2%
                                       Magellan Health Services, Inc., 9.00%,
                                         02/15/2008                                    10,000,000          6,600,000
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE

    MANUFACTURING--1.0%
                                       Delco Remy International, 10.625%,
                                         08/01/2006                                  $  8,620,000     $    8,447,600
                                       Hayes Wheels International Inc., 11.000%,
                                         07/15/2006                                     8,000,000          8,060,000
                                       Neenah Corp., 11.125%, 05/01/2007                1,600,000          1,248,000
                                       Neenah Corp., 11.125%, 05/01/2007                2,400,000          1,872,000
                                       Plainwell, Inc., 11.000%, 03/01/2008             4,230,000          1,142,100
                                       Riverwood International Corp., 10.250%,
                                         04/01/2006                                     8,350,000          8,266,500
                                       Stone Container Corp., 11.500%, 08/15/2006       2,500,000          2,600,000
                                       Stone Container Corp., 12.580%, 08/01/2016       3,500,000          3,714,375
                                       ---------------------------------------------------------------------------------
                                                                                                          35,350,575
------------------------------------------------------------------------------------------------------------------------

    MEDIA--2.6%
                                       AMFM, Inc., 9.000%, 10/01/2008                   5,640,000          5,724,600
                                       American Radio Systems, 9.000%, 02/01/2006       3,680,000          3,781,200
                                       CSC Holdings, Inc., 9.250%, 11/01/2005           8,290,000          8,207,100
                                       Charter Communications Holdings LLC,
                                         8.625%, 04/01/2009                             8,500,000          7,437,500
                                       Comcast Cable Communication, 8.500%,
                                         05/01/2027                                     1,400,000          1,420,860
                                       Comcast Corp., 9.375%, 05/15/2005                8,500,000          8,905,365
                                       Diamond Cable Communications, PLC Step-up
                                         Coupon, 0% to 02/15/2002, 10.750% to
                                         02/15/2007***                                  4,840,000          3,678,400
                                       Diamond Cable Communications, PLC Step-up
                                         Coupon, 0% to 12/15/2000, 11.750% to
                                         12/15/2005***                                  1,660,000          1,543,800
                                       Frontiervision LP, 11.000%, 10/15/2006           5,000,000          5,100,000
                                       K-III Communications Corp., 8.500%,
                                         02/01/2006                                     4,250,000          4,048,125
                                       NTL Communications Corp., Step-up Coupon
                                         0% to 10/01/2003, 12.375% to 10/01/2008          750,000            485,625
                                       NTL, Inc., Step-up Coupon, to 02/01/2001,
                                         11.500% to 02/01/2006***                      11,330,000         10,480,250
                                       NTL, Inc., 11.500%, 10/01/2008***                  475,000            482,125
                                       News America Holdings, Inc., 9.250%,
                                         02/01/2013                                     1,950,000          2,057,738
                                       Sinclair Broadcasting Group Inc., 8.750%,
                                         12/15/2007                                     3,890,000          3,384,300
                                       Tele-Communications, PLC 9.800%,
                                         02/01/2012                                     5,950,000          6,887,601
                                       TeleWest Communications, PLC*** Step-up
                                         Coupon, 0% to 10/01/2000, 11.000% to
                                         10/01/2007                                    17,250,000         16,085,625
                                       Time Warner, Inc., 9.125%, 01/15/2013            2,075,000          2,232,015
                                       ---------------------------------------------------------------------------------
                                                                                                          91,942,229
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--.3%
                                       Euramax International, PLC 11.250%,
                                         10/01/2006                                     8,400,000          8,442,000
                                       MMI Products, Inc., 11.250%, 04/15/2007          1,600,000          1,600,000
                                       ---------------------------------------------------------------------------------
                                                                                                          10,042,000
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--.2%
                                       PSINet, Inc., 10.000%, 02/15/2005                3,210,000          2,824,800
                                       PSINet, Inc., 11.500%, 11/01/2008                4,030,000          3,687,450
                                       ---------------------------------------------------------------------------------
                                                                                                           6,512,250
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--.1%
                                       Delta Air Lines, 7.900%, 12/15/2009              3,400,000          3,178,660
                                       ---------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   PRINCIPAL AMOUNT       VALUE

    UTILITIES--.1%
                                       Alabama Power Co., 7.125%, 08/15/2004         $  3,500,000     $    3,422,441
                                       ---------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $399,335,382)                                               374,423,384
                                       ---------------------------------------------------------------------------------
                                                                                      NUMBER OF
    COMMON STOCKS--63.7%                                                                SHARES

    CONSUMER DISCRETIONARY--5.1%
    DEPARTMENT & CHAIN
      STORES--3.9%
                                       Dollar General Corp.                                     1                 23
                                       Home Depot, Inc.                                   727,503         40,785,636
                                       Target Corp.                                       644,000         42,866,250
                                       Wal-Mart Stores, Inc.                            1,043,200         57,767,200
                                       ---------------------------------------------------------------------------------
                                                                                                         141,419,109

    SPECIALTY RETAIL--1.2%
                                       Tandy Corp.                                        762,800         43,479,600
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--2.6%
    FOOD & BEVERAGE--2.0%
                                       Bestfoods                                          300,000         15,075,000
                                       H.J. Heinz Co.                                     372,000         12,648,000
                                       PepsiCo, Inc.                                    1,205,000         44,208,437
                                       ---------------------------------------------------------------------------------
                                                                                                          71,931,437

    PACKAGE GOODS/
    COSMETICS--0.6%
                                       Colgate-Palmolive Co.                              400,000         22,850,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    HEALTH--7.1%
    BIOTECHNOLOGY--1.1%
                                       Amgen Inc.*                                        343,000         19,208,000
                                       Genentech, Inc.*                                    80,000          9,360,000
                                       PE Corp-PE Biosystems Group                        200,000         12,000,000
                                       ---------------------------------------------------------------------------------
                                                                                                          40,568,000

    MEDICAL SUPPLY &
    SPECIALTY--1.5%
                                       Baxter International, Inc.                         567,900         36,984,487
                                       Becton, Dickinson & Co.                            555,000         14,221,875
                                       Edwards Lifesciences Corp.*                         98,580          1,478,700
                                       ---------------------------------------------------------------------------------
                                                                                                          52,685,062

    PHARMACEUTICALS--4.5%
                                       Abbott Laboratories                                755,000         29,020,313
                                       Allergan, Inc.                                     430,800         25,363,350
                                       Forest Laboratories, Inc.*                         275,000         23,117,187
                                       Merck & Co., Inc.                                  433,000         30,093,500
                                       Pfizer, Inc.                                       505,000         21,273,125
                                       Warner-Lambert Co.                                 290,000         33,005,625
                                       ---------------------------------------------------------------------------------
                                                                                                         161,873,100
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--3.1%
    CELLULAR TELEPHONE--.6%
                                       Vodafone AirTouch PLC (ADR)                        445,000         20,915,000
                                       ---------------------------------------------------------------------------------

    TELEPHONE/
    COMMUNICATIONS--2.5%
                                       AT&T Corp.                                         595,000         27,779,063
                                       Bell Atlantic Corp.                                415,000         24,588,750
                                       BroadWing, Inc.*                                   823,000         23,301,188
                                       Qwest Communications International Inc.*           305,000         13,229,375
                                       ---------------------------------------------------------------------------------
                                                                                                          88,898,376

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                      NUMBER OF
                                                                                        SHARES            VALUE

    FINANCIAL--9.9%
    BANKS--.5%
                                       Wells Fargo Co.                                    440,000     $   18,067,500
                                       ---------------------------------------------------------------------------------

    INSURANCE--3.5%
                                       American International Group, Inc.                 355,000         38,939,063
                                       Aon Corp.                                          655,800         17,747,587
                                       Cigna Corp.                                        261,200         20,830,700
                                       Jefferson Pilot Corp.                              325,500         21,666,094
                                       St. Paul Companies, Inc.                           765,000         27,253,125
                                       ---------------------------------------------------------------------------------
                                                                                                         126,436,569

    CONSUMER FINANCE--3.7%
                                       American Express Co.                               180,000         27,011,250
                                       Capital One Finance Corp.                          702,400         30,730,000
                                       Citigroup, Inc.                                    701,248         41,680,428
                                       Household International, Inc.                      783,022         32,691,169
                                       ---------------------------------------------------------------------------------
                                                                                                         132,112,847

    OTHER FINANCIAL
    COMPANIES--2.2%
                                       Federal National Mortgage Association              410,000         24,728,125
                                       Marsh & McLennan Companies Inc.                    215,800         21,269,788
                                       Merrill Lynch & Co., Inc.                          130,000         13,251,875
                                       Morgan Stanley Dean Witter Co.                     230,000         17,652,500
                                       ---------------------------------------------------------------------------------
                                                                                                          76,902,288
------------------------------------------------------------------------------------------------------------------------

    MEDIA--4.9%
    ADVERTISING--.3%
                                       Omnicom Group, Inc.                                 97,700          8,896,806
                                       ---------------------------------------------------------------------------------

    BROADCASTING &
    ENTERTAINMENT--3.8%
                                       CBS Corp.*                                         517,800         30,420,750
                                       Clear Channel Communication Inc.*                  428,931         30,883,032
                                       Infinity Broadcasting Corp "A"*                    837,400         28,419,263
                                       Univision Communications, Inc.*                    219,100         23,936,675
                                       Walt Disney Co.                                    575,000         24,904,688
                                       ---------------------------------------------------------------------------------
                                                                                                         138,564,408

    CABLE TELEVISION--.8%
                                       AT&T Corp. -- Liberty Media Group "A"*             545,000         27,215,937
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.3%
    EDP SERVICES--1.8%
                                       Electronic Data Systems Co                         585,000         40,218,750
                                       First Data Corp.                                   570,000         27,751,875
                                       ---------------------------------------------------------------------------------
                                                                                                          67,970,625

    PRINTING/PUBLISHING--.5%
                                       McGraw-Hill, Inc.                                  322,200         16,915,500
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.6%
    AEROSPACE
                                       Boeing Co.                                         445,000         17,660,937
                                       United Technologies Corp.*                         640,000         39,800,000
                                       ---------------------------------------------------------------------------------
                                                                                                          57,460,937

    MANUFACTURING--5.2%
    DIVERSIFIED
      MANUFACTURING--3.7%
                                       General Electric Co.                               621,000         97,652,250
                                       Tyco International Ltd.                            791,528         36,360,817
                                       ---------------------------------------------------------------------------------
                                                                                                         134,013,067

    MACHINERY/COMPONENTS/
    CONTROLS--.8%
                                       Parker-Hannifin Corp.                              645,000         29,992,500
                                       ---------------------------------------------------------------------------------

    OFFICE EQUIPMENT/
    SUPPLIES--.7%
                                       Lexmark International Group Inc. "A"*              225,000         26,550,000
                                       ---------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      NUMBER OF
                                                                                        SHARES            VALUE

    TECHNOLOGY--17.9%
    COMPUTER SOFTWARE--3.4%
                                       Microsoft Corp.*                                 1,035,000     $   72,191,250
                                       Oracle Corp.*                                      549,000         43,885,688
                                       Siebel Systems, Inc.*                               54,000          6,635,250
                                       ---------------------------------------------------------------------------------
                                                                                                         122,712,188

    DIVERSE ELECTRONIC
    PRODUCTS--4.6%
                                       Applied Materials, Inc.*                           270,000         27,489,375
                                       Dell Computer Corp.*                               525,000         26,315,625
                                       General Motors Corp. "H" (New)*                    225,000         21,670,312
                                       Motorola Inc.                                      275,000         32,742,188
                                       Solectron Corp.*                                   740,000         34,641,250
                                       Teradyne, Inc.*                                    201,000         22,110,000
                                       ---------------------------------------------------------------------------------
                                                                                                         164,968,750

    ELECTRONIC COMPONENTS/
    DISTRIBUTORS--2.7%
                                       Cisco Systems, Inc.*                             1,390,000         96,366,094
                                       ---------------------------------------------------------------------------------

    ELECTRONIC DATA
    PROCESSING--2.6%
                                       Hewlett-Packard Co.                                285,000         38,475,000
                                       International Business Machines Corp.              195,000         21,766,875
                                       Sun Microsystems, Inc.*                            370,000         34,016,875
                                       ---------------------------------------------------------------------------------
                                                                                                          94,258,750

    SEMICONDUCTORS--4.0%
                                       Intel Corp.                                        735,000         93,207,187
                                       Texas Instruments, Inc.                            180,000         29,317,500
                                       Xilinx, Inc.*                                      283,800         20,788,350
                                       ---------------------------------------------------------------------------------
                                                                                                         143,313,037

    MISCELLANEOUS--.6%
                                       Agilent Technologies, Inc.*                        229,900         20,374,888
                                       Cimlinc Incorporated, convertible
                                         preferred*                                        37,716            141,435
                                       ---------------------------------------------------------------------------------
                                                                                                          20,516,323
------------------------------------------------------------------------------------------------------------------------

    ENERGY--4.0%
    OIL & GAS
      PRODUCTION--2.0%
                                       Exxon Mobil Corp.                                  608,916         47,305,161
                                       Royal Dutch Petroleum Co. (New York
                                         shares)*                                         430,000         24,671,250
                                       ---------------------------------------------------------------------------------
                                                                                                          71,976,411

    OILFIELD SERVICES/
    EQUIPMENT--2.0%
                                       Halliburton Co.                                    345,000         15,244,688
                                       Schlumberger Ltd.                                  475,000         36,367,188
                                       Transocean Sedo Forex, Inc.                        426,960         20,067,120
                                       ---------------------------------------------------------------------------------
                                                                                                          71,678,996
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $1,605,149,306)                                           2,291,509,217
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $2,948,541,636)                                          $3,596,788,944
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purpose was $2,948,541,636. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $648,247,308. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $750,109,871 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $101,862,563.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

*    Non-income producing securities.

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. The securities are shown at their rate as of April 30, 2000.

*** Deferred interest obligation; currently zero coupon under the terms of the initial offering.

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of April 30, 2000
(UNAUDITED)

ASSETS
Investments in securities, at value
(cost $2,948,541,636)                                           $3,596,788,944
------------------------------------------------------------------------------
Cash                                                                   548,689
------------------------------------------------------------------------------
Receivable for investments sold                                     18,649,372
------------------------------------------------------------------------------
Dividends receivable                                                 1,236,980
------------------------------------------------------------------------------
Interest receivable                                                 25,019,969
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      2,212,879
------------------------------------------------------------------------------
TOTAL ASSETS                                                     3,644,456,833
------------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   14,302,812
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     4,185,811
------------------------------------------------------------------------------
Accrued management fee                                               1,613,638
------------------------------------------------------------------------------
Other accrued expenses and payables                                  3,891,581
------------------------------------------------------------------------------
Total liabilities                                                   23,993,842
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,620,462,991
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $    4,020,015
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments          648,247,308
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               208,840,963
------------------------------------------------------------------------------
Paid-in capital                                                  2,759,354,705
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,620,462,991
------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,923,389,029 / 258,902,170 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $11.29
------------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $11.29)              $11.98
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($630,449,608
  / 55,861,396 outstanding shares of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                $11.29
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($54,965,587 /
  4,877,619 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $11.27
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($11,658,767 / 1,029,287 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $11.33
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2000
(UNAUDITED)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $10,072)            $  9,901,114
----------------------------------------------------------------------------
Interest                                                          51,090,166
----------------------------------------------------------------------------
Total income                                                      60,991,280
----------------------------------------------------------------------------
Expenses:
Management fee                                                     9,728,984
----------------------------------------------------------------------------
Services to shareholders                                           4,456,351
----------------------------------------------------------------------------
Custodian fees                                                        45,504
----------------------------------------------------------------------------
Distribution services fees                                         2,782,217
----------------------------------------------------------------------------
Administrative services fees                                       4,573,184
----------------------------------------------------------------------------
Auditing                                                              42,212
----------------------------------------------------------------------------
Legal                                                                 10,010
----------------------------------------------------------------------------
Trustees' fees and expenses                                           25,844
----------------------------------------------------------------------------
Reports to shareholders                                              815,945
----------------------------------------------------------------------------
Registration fees                                                     34,629
----------------------------------------------------------------------------
Other                                                                 32,607
----------------------------------------------------------------------------
Total expenses, before expense reductions                         22,547,487
----------------------------------------------------------------------------
Expense reductions                                                  (123,879)
----------------------------------------------------------------------------
Total expenses, after expense reductions                          22,423,608
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      38,567,672
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                        211,095,111
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (77,103,412)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       133,991,699
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $172,559,371
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                   APRIL 30,            YEAR ENDED
                                                                      2000              OCTOBER 31,
                                                                  (UNAUDITED)              1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                     $   38,567,672           88,720,995
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 211,095,111          146,151,777
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                    (77,103,412)         337,450,337
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          172,559,371          572,323,109
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
----------------------------------------------------------------------------------------------------
    Class A                                                         (36,899,443)         (74,596,106)
----------------------------------------------------------------------------------------------------
    Class B                                                          (5,253,277)         (13,995,350)
----------------------------------------------------------------------------------------------------
    Class C                                                            (408,732)            (699,320)
----------------------------------------------------------------------------------------------------
    Class I                                                            (164,503)            (341,247)
----------------------------------------------------------------------------------------------------
From net realized gains
----------------------------------------------------------------------------------------------------
    Class A                                                        (115,967,738)        (155,081,902)
----------------------------------------------------------------------------------------------------
    Class B                                                         (28,527,232)         (54,431,309)
----------------------------------------------------------------------------------------------------
    Class C                                                          (1,824,608)          (1,770,844)
----------------------------------------------------------------------------------------------------
    Class I                                                            (453,978)            (839,343)
----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           421,051,086          785,522,939
----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       178,621,891          284,806,801
----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (644,293,033)        (980,127,714)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        (44,620,056)          90,202,026
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                   (61,560,196)         360,769,714
----------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                 3,682,023,187        3,321,253,473
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $4,020,015 and $8,178,298,
respectively)                                                    $3,620,462,991        3,682,023,187
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                 CLASS A
                                               SIX MONTHS
                                                 ENDED
                                               APRIL 30,                        YEAR ENDED OCTOBER 31,
                                                  2000       -------------------------------------------------------------
                                               (UNAUDITED)     1999        1998        1997        1996        1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                   $11.35        10.54       11.34       11.28       10.60        9.10
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          .13(a)       .30(a)       .29        .31         .28         .29
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               .42         1.50         .77        1.57        1.24        1.46
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .55         1.80        1.06        1.88        1.52        1.75
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.15)        (.31)       (.31)       (.33)       (.34)       (.25)
--------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        (.46)        (.68)      (1.55)      (1.49)       (.50)         --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.61)        (.99)      (1.86)      (1.82)       (.84)       (.25)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.29        11.35       10.54       11.34       11.28       10.60
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                 4.84**      17.91       10.47       18.95       15.34       19.46
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)         2,923,389    2,884,634   2,406,414   2,079,560   1,865,933   1,772,822
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                  1.05*        1.02        1.01        1.01        1.05        1.12
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.04*        1.02        1.01        1.01        1.05        1.12
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            2.27*        2.71        2.75        2.92        2.76        3.00
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            65*          64          80         122          85         142
--------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS B
                                                 SIX MONTHS
                                                   ENDED
                                                 APRIL 30,                      YEAR ENDED OCTOBER 31,
                                                   2000        ---------------------------------------------------------
                                                 (UNAUDITED)    1999      1998       1997        1996        1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                    $11.34       10.52     11.33       11.27       10.59        9.09
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .08(a)      .19(a)     .19        .22         .19         .20
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                .42        1.50       .75        1.55        1.23        1.46
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .50        1.69       .94        1.77        1.42        1.66
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 (.09)       (.19)     (.20)       (.22)       (.24)       (.16)
------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         (.46)       (.68)    (1.55)      (1.49)       (.50)         --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.55)       (.87)    (1.75)      (1.71)       (.74)       (.16)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.29       11.34     10.52       11.33       11.27       10.59
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                  4.42**     16.76      9.30       17.86       14.28       18.42
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)            630,450     744,232   877,077   1,132,158   1,132,718   1,135,827
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.95*       2.03      2.01        1.95        1.99        2.05
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.94*       2.03      2.01        1.95        1.99        2.05
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             1.37*       1.70      1.75        1.98        1.82        2.07
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             65*         64        80         122          85         142
------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                CLASS C
                                                  SIX MONTHS
                                                   ENDED
                                                  APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                    2000        -----------------------------------------------------
                                                  (UNAUDITED)    1999        1998        1997        1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $11.32       10.54       11.34       11.28       10.61       9.09
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .08(a)      .20(a)      .20         .22         .20        .21
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                .43        1.48         .77        1.56        1.22       1.48
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .51        1.68         .97        1.78        1.42       1.69
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 (.10)       (.22)       (.22)       (.23)       (.25)      (.17)
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         (.46)       (.68)      (1.55)      (1.49)       (.50)        --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.56)       (.90)      (1.77)      (1.72)       (.75)      (.17)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.27       11.32       10.54       11.34       11.28      10.61
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                  4.50**     16.64        9.50       17.92       14.31      18.76
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)             54,966      42,841      25,681      17,472      11,067      5,357
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.86*       1.89        1.90        1.90        1.89       1.86
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.85*       1.89        1.90        1.90        1.89       1.86
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             1.46*       1.84        1.86        2.03        1.92       2.26
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             65*         64          80         122          85        142
---------------------------------------------------------------------------------------------------------------------

                                                                               CLASS I
                                                 SIX MONTHS
                                                  ENDED
                                                 APRIL 30,                     YEAR ENDED OCTOBER 31,
                                                   2000        ------------------------------------------------------
                                                 (UNAUDITED)    1999        1998        1997        1996        1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $11.38       10.54       11.33       11.27       10.61       10.07
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          .15(a)      .34(a)      .34         .36         .32         .10
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               .43        1.53         .77        1.55        1.23         .52
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .58        1.87        1.11        1.91        1.55         .62
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.17)       (.35)       (.35)       (.36)       (.39)       (.08)
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        (.46)       (.68)      (1.55)      (1.49)       (.50)         --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.63)      (1.03)      (1.90)      (1.85)       (.89)       (.08)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.33       11.38       10.54       11.33       11.27       10.61
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                 5.11**     18.65       10.98       19.40       15.64        6.21
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)            11,659      10.316      12,082      12,193      11,080      12,537
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       .67*        .67         .64         .71         .72         .61
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        .66*        .67         .64         .71         .72         .61
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            2.65*       3.06        3.12        3.22        3.09        2.97
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            65*         64          80         122          85         142
---------------------------------------------------------------------------------------------------------------------

 * Annualized
** Not annualized
(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of sales charges.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Total Return Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expenses reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or

NOTES TO FINANCIAL STATEMENTS

                             less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from

NOTES TO FINANCIAL STATEMENTS

                             investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended April 30, 2000, investment
                             transactions (excluding short-term investments and direct U.S. Government obligations) are as follows:

                             Purchases                            $1,014,805,245

                             Proceeds from sales                   1,298,999,538

                             Purchases and sales of direct U.S. Government obligations are as follows:

                             Purchases                              $144,664,967

                             Proceeds from sales                     103,483,615

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $9,728,984 for the six months ended April 30, 2000 which was equivalent to an annualized effective rate of .53%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 2000 are $145,506.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales for Class B and Class C shares. In addition, KDI receives any contingent deferred sales charger
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 2000 are $3,604,517, of which $423,871 is unpaid at April 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended April 30, 2000 are $4,573,184, of which $1,059,219 is unpaid at
                             April 30, 2000. Additionally, $4,972 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder

NOTES TO FINANCIAL STATEMENTS

                             services fees of $3,499,071 for the six months ended April 30, 2000 of which $2,018,543 is unpaid at April 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. The Fund made no payments to its officers and incurred trustees' fees of $25,844 to independent trustees.

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                              SIX MONTHS ENDED APRIL 30,       YEAR ENDED OCTOBER 31,
                                                                         2000                           1999
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                16,209,899   $ 183,919,592     29,205,481   $ 321,328,459
                                       ---------------------------------------------------------------------------------
                                        Class B                 8,035,793      90,925,695     15,729,881     173,113,495
                                       ---------------------------------------------------------------------------------
                                        Class C                 1,917,041      21,673,689      2,235,297      24,645,489
                                       ---------------------------------------------------------------------------------
                                        Class I                   324,245       3,710,395        635,107       7,003,950
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                12,787,979     143,982,313     20,418,344     216,307,128
                                       ---------------------------------------------------------------------------------
                                        Class B                 2,846,834      31,988,865      6,165,885      64,996,852
                                       ---------------------------------------------------------------------------------
                                        Class C                   181,295       2,035,633        219,206       2,321,361
                                       ---------------------------------------------------------------------------------
                                        Class I                    54,452         615,080        111,780       1,181,460
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (34,905,198)   (395,778,304)   (47,087,616)   (519,741,060)
                                       ---------------------------------------------------------------------------------
                                        Class B               (10,177,768)   (113,444,470)   (16,139,135)   (177,775,452)
                                       ---------------------------------------------------------------------------------
                                        Class C               (1,1004,658)    (11,326,002)    (1,107,339)    (12,316,816)
                                       ---------------------------------------------------------------------------------
                                        Class I                  (255,984)     (2,922,542)      (986,847)    (10,862,840)
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                10,629,382     120,821,715     23,411,340     259,431,546
                                       ---------------------------------------------------------------------------------
                                        Class B               (10,477,348)   (120,821,715)   (23,452,311)   (259,431,546)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $ (44,620,056)                 $  90,202,026
                                       ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $3,322 and $120,557, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   BRENDA LYONS
Trustee                           GARY A. LANGBAUM                  Assistant Treasurer
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        WILLIAM F. TRUSCOTT
                                  Vice President
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KTRF - 3 (6/25/00) 1114140
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)